SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  August 1, 2000
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                          THE FIRST AMERICAN CORPORATION
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    (Exact Name of the Registrant as Specified in Charter)

California                         0-3658                       95-1068610
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(State or Other Jurisdiction     (Commission                   (IRS Employer
of Incorporation)                 File Number)               Identification No.)

1 First American Way, Santa Ana, California                      92707-5913
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
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                              Not Applicable.
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     (Former Name or Former Address, if Changed Since Last Report)


Item 5.           Other Events.

                  See the attached Exhibit.

Item 7.           Exhibits.

                  99 Press Release dated August 2, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE FIRST AMERICAN CORPORATION


Date: August 4, 2000                      By: /s/ Thomas A. Klemens
                                             ----------------------------
                                              Name:  Thomas A. Klemens
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


                     [The First American Corporation Logo]

   FIRST AMERICAN AND TRANSAMERICA COMBINE REAL ESTATE INFORMATION BUSINESSES
                -- First American Owns 80 Percent of Combination,
               Creating Nation's Largest Property Data Repository
                      With Advanced Technology Platform --



SANTA ANA, Calif., August 2, 2000

           The First American Corporation (NYSE: FAF) today announced the combination of the Intellitech real estate information business of Transamerica Corporation with its First American Real Estate Solutions division (RES). This combination will create the nation's largest database of property characteristic information, supplying data and decision-support products to the real estate and mortgage finance industries.

         The combination creates a data repository containing information that covers more than 85 percent of the nation's property sales and mortgage financing transactions. This repository is compiled from public record and proprietary sources, including site-inspected property data made available by appraisers and real estate agents. A new limited partnership will be formed in the transaction. Transamerica will receive a $22.5 million cash payment from First American and a 20 percent interest in the new partnership. First American will have an 80 percent interest and management control of the new information business, which is expected to have annual revenues in excess of $100 million.

         The transaction creates a content and technology business serving more than 50,000 customers, including mortgage originators and lenders, appraisers, Realtors and title insurance companies. First American RES' online and desktop applications are used by leading real estate and mortgage finance companies to support real estate commerce. Its information enables customers to quickly and efficiently locate and value all types of property, prospect for homebuyers and borrowers, and assist in underwriting and closing real estate and mortgage financing transactions.

         Concurrent with the combination, First American RES has released an information technology platform that will serve as the data and image repository of the combined businesses. The new platform is the result of a two-year, $15 million technology investment, which included standardizing multiple data sources and consolidating them into a single proprietary database structure. The database structure, which employs Oracle's 8i relational database management system, was created specifically to drive a new family of Web-enabled, server-based applications and operates on a Sun UNIX system that is capable of supporting tens of thousands of users.

         The combination of these two companies, with the flexibility of First American RES' new, state-of-the-art technology platform, enhances First American's position as a provider of real estate data that supports the real estate and mortgage finance industries, including business-to-business e-commerce and the majority of the Internet sites that offer real estate information to businesses and consumers," said Parker S. Kennedy, president of The First American Corporation. "Through the integration of these businesses, combined with the leveraging of the technology platform, we can significantly reduce overall operating expenses and gain the economies of scale we have always intended for this business."

         "This transaction strengthens our position in providing automated valuation models (AVMs)," said Dennis Gilmore, president of First American's Database Products and Services Group. "The addition of Intellitech's AVM (known as AREAS) enhances our product offering, which includes other leading brands such as Valuepoint, Home Price Index and a new assessment-based valuation model.

         "Additionally, we are accelerating the development of applications that are core to the industry's drive for time and cost efficiency," said Gilmore. "Our new technology platform gives us enormous flexibility in how we store and deliver information. This flexibility will lead to new applications including instant electronic ownership and encumbrance reports combined with AVMs and document images on a national basis."

     First American Real Estate Solutions will maintain its headquarters in Anaheim, Calif., with offices in Sacramento, Calif.; Atlanta; Philadelphia; Cincinnati; Miami; Ft. Lauderdale, Fla.; Oklahoma City; Weehawken, N.J.; Silver Spring, Md.; and additional sales offices throughout the United States. First American holds its interest in this combination through its 80 percent-owned joint venture with Experian Information Solutions, Inc.

     Transamerica Intellitech, Inc., a leading real estate information and software company, is a subsidiary of Transamerica Corporation and AEGON N.V. (NYSE: AEG).

         The First American Corporation, based in Santa Ana, Calif., is the nation's leading provider of business information and related products and services. The corporation's three primary business segments include: title insurance and services; real estate information and services, which includes mortgage information services and database information and services; and consumer information and services, which provides home warranties; automotive, subprime and direct-to-consumer credit reporting; property and casualty insurance; property and automotive insurance tracking services; resident screening; pre-employment screening; investment advisory; and trust and banking services. Information about the company and an archive of its press releases can be found on the Internet at www.firstam.com.

         Any statements in this document that look forward in time involve risks and uncertainties, including but not limited to the following: the effect of interest rate fluctuations; changes in the performance of the real estate markets; the effect of changing economic conditions; general volatility in the capital markets; the demand for and the acceptance of the company's products; changes in applicable government regulations; continued consolidation among the company's significant customers; consolidation among significant competitors: the impact of the legal proceedings commenced by the California attorney general and related litigation; the continued ability to identify businesses to be acquired; and changes in the company's ability to integrate businesses which it acquires. The company's actual results, performance or achievement could differ materially from those expressed in, or implied by, any forward-looking statements, and, accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur or, if any of them do, what impact they will have on the results of operations or financial condition of the company.

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